UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 24, 2008

China Water & Drinks Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-131131 (Commission File Number)	20-2304161 (IRS Employer Identification No.)

Unit 07, 6/F, Concordia Plaza, 1 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong

(Address of principal executive offices and zip code)

+852-2620-6518

(Registrant’s telephone number including area code)

18th Floor Development Centre Building, Ren Min Nan Road, Shenzhen, Peoples Republic of China 518001

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K dated January 24, 2008 and filed by China Water and Drinks Inc (the “Registrant”) on January 28, 2008.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

Item 1.01	Entry into a Material Definitive Agreement.

See Item 3.02 below.

Item 3.02	Unregistered Sales of Equity Securities

On January 24, 2008, the Registrant entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), with certain investors (the “Investors”), for the purchase and sale of 5% secured convertible notes (the “Notes”) in the aggregate amount of $50,000,000 (the “Purchase Price”), in transactions exempt from registration under the Securities Act of 1933, as amended (the “Financing”). The Financing was consummated on January 29, 2008 (the “Closing”) and 60% of the Purchase Price or $30,000,000 was released from escrow at the Closing.

The Notes rank senior to all outstanding and future indebtedness of the Registrant and are secured by all of the capital stock owned directly or indirectly by Registrant in each of its subsidiaries (other than its subsidiaries located in the People’s Republic of China) and Hutton Holdings Corporation (“Hutton”), as evidenced by various pledge and share charge agreements executed at the closing of the Financing (the “Closing”). Pursuant to the Securities Purchase Agreement, the Registrant is required, within 45 days of the Closing, to deliver to each Investor evidence of perfection of the security interests granted pursuant to the Stock Pledge Agreement (as defined below) , the Fine Lake Share Charge (as defined below) , the Gain Dynasty Share Charge (as defined below) , the Pilpol Share Charge (as defined below) and the Olympic Share Charge (as defined below). The following is a description of the pledge and share charge agreements that were entered into at the Closing.

Pursuant to the Stock Pledge Agreement dated January 29, 2008 (the “Stock Pledge Agreement”) by and among the Registrant, Mr Xu Hong Bin and Goldman Sachs International as Collateral Agent (the “Collateral Agent”), (i) the Registrant pledged to the Collateral Agent for the benefit of the Investors, all of the common and preferred stock of Hutton owned by the Registrant and (ii) Mr Xu Hong Bin pledged to the Collateral Agent for the benefit of the Investors, all of the common stock of the Registrant owned by him other than the shares of Common Stock that are held in escrow pursuant to the Make Good Escrow Agreement dated as of May 31, 2007 by and among the Registrant, Mr Xu Hong Bin, The Pinnacle Fund, L.P., as agent and Loeb & Loeb LLP , as escrow agent.

Pursuant to the Charge Over Shares of Fine Lake International Limited (“Fine Lake”), dated January 25, 2008 (the “Fine Lake Share Charge”) by and among the Registrant, Fine Lake and Goldman Sachs International as security agent (the “BVI Security Agent”), the Registrant granted to the BVI Security Agent for the benefit of the Investors, a security interest in all of the shares of Fine Lake owned by the Registrant. Pursuant to the Charge Over Shares of Gain Dynasty Investments Limited (“Gain Dynasty”), dated January 25, 2008 (the “Gain Dynasty Share Charge”) by and among the Registrant, Gain Dynasty and the BVI Security Agent, the Registrant granted to the BVI Security Agent for the benefit of the Investors, a security interest in all of the shares of Gain Dynasty owned by the Registrant.

Pursuant to the Share Charge Over Shares of Pilpol (HK) Biological Limited (“Pilpol”), dated January 29, 2008 (the “Pilpol Share Charge”) by and among Fine Lake, Mr Xu Hong Bin and Goldman Sachs International as collateral agent (the “HK collateral Agent”), Fine Lake and Mr. Xu granted to the HK Collateral Agent for the benefit of the Investors, a security interest in all of the shares of owned by Fine Lake and Mr. Xu. Pursuant to the Share Charge Over Shares of Olympic Forward Trading Company (“Olympic”), dated January 29, 2008 (the “Olympic Share Charge”) by and among Gain Dynasty, Mr. Xu Hong Bin and the HK Collateral Agent, Gain Dynasty and Mr. Xu granted to the HK Collateral Agent for the benefit of the Investors, a security interest in all of the shares of Olympic owned by Gain Dynasty and Mr. Xu.

The foregoing descriptions of the Stock Pledge Agreement, the Fine Lake Share Charge, the Gain Dynasty Share Charge, the Pilpol Share Charge and the Olympic Share Charge are merely summaries, and are not intended to be complete. The Stock Pledge Agreement is filed as Exhibit 10.5 to this Form 8-K/A, the Fine Lake Share Charge is filed as Exhibit 10.6 to this Form 8-K/A, the Gain Dynasty Share Charge is filed as Exhibit 10.7 to this Form 8-K/A, the Pilpol Share Charge is filed as Exhibit 10.8 to this Form 8-K/A and the Olympic Share Charge is filed as Exhibit 10.9 to this Form 8-K/A, and the full text of each such Exhibit is incorporated herein by reference.

The consummation of the transactions contemplated by the Securities Purchase Agreement was subject to several closing conditions, including the execution of a waiver by certain of the investors (the "Requisite May Investors") party to the Securities Purchase Agreement, dated as of May 31, 2007 (the “May Securities Purchase Agreement”), by and among the Registrant and the investors named therein for the purchase and sale of an aggregate of 4,477,612 shares of Series A Convertible Preferred Stock for aggregate gross proceeds equal to $30,000,000 in a series of transactions exempt from registration under the Securities Act (the “May Financing”) waiving the Registrant’s obligations to comply with and/or amending certain provisions of May Securities Purchase Agreement, the May Registration Rights Agreement ( as defined below) and the Make Good Escrow Agreement dated May 31, 2007 (the “Make Good Escrow Agreement”) executed in connection with the May Financing (the "Waiver"). The Waiver was executed by the Requisite May Investors on January 17, 2008.

Pursuant to the terms of the Waiver, the Requisite May Investors (i) consented to the withdrawal by the Registrant of the Registration Statement on Form SB-2 that was filed by the Registrant on September 14, 2007 (ii) waived the Registrant’s obligation to file the initial Registration Statement (the “Initial Registration Statement”) required to be filed under Section 2(a) of the Registration Rights Agreement dated as of May 31, 2007 (the “May Registration Rights Agreement”) until fifteen (15) days after the date of the filing of the Registrant’s Annual Report on Form 10-K for its fiscal year ended December 31, 2007 (the “New Filing Date”), (iii) waived the Registrant’s obligation to pay to the investors party to the May Securities Purchase Agreement (the “May Investors”) any liquidated damages pursuant to the May Registration Rights Agreement that may have otherwise accrued with respect to the filing of the Initial Registration Statement, through the New Filing Date, (iv) waived the Registrant’s obligation cause the Initial Registration Statement to be declared effective until seventy five (75) days after the New Filing Date or, in the event that the Registrant receives comments from the Securities and Exchange Commission on the Initial Registration Statement, until one hundred five (105) days after the New Filing Date, (v) waived the Registrant’s obligation to pay to the May Investors any liquidated damages pursuant to the May Registration Rights Agreement that may have otherwise accrued with respect to the Effectiveness Date (as defined in the May Registration Rights Agreement) of the Initial Registration Statement through the 75th or 105th day, as applicable, after the New Filing Date and (vi) waived the provisions of the May Registration Rights Agreement to the extent necessary in order to permit the inclusion of the securities to be issued in the Financing in the Initial Registration Statement.

Pursuant to the Waiver, the Requisite May Investors also waived the provisions of Section 4.4 of the May Securities Purchase Agreement to the extent necessary in order to permit the inclusion of the securities issued in the Financing in the Initial Registration Statement. Also pursuant to the Waiver, the Requisite May Investors (i) waived the Registrant’s obligation to comply with the procedural requirements, including the requisite notice periods, set forth in Section 4.14 of the Securities Purchase Agreement (Right of First Refusal) that would otherwise be applicable in connection with the Financing and (ii) agreed to amend Section 4.14 of the Securities Purchase Agreement (Right of First Refusal) to restrict participation by May Investors in the Financing to those May Investors that were “qualified institutional buyers” as defined in the Securities Act of 1933, as amended.

Pursuant to the Waiver, the Requisite May Investors also agreed to amend Section 4.11(a) of the Securities Purchase Agreement and Section 4(a) of the Make Good Escrow Agreement to provide that the expenses incurred by the Registrant in 2007 in connection with the Financing shall be added back to the calculation used to determine the Registrant’s targeted 2007 Guaranteed ATNI (as defined in the May Securities Purchase Agreement) for purposes of determining whether or not any shares would be released to the May Investors from the make good escrow.

Item 8.01 Other Events

In November 2007, the Registrant commenced delivery of a powerpoint presentation to selected potential investors and current shareholders describing the Registrant’s business and acquisitions through November 2007 and its plans for 2008 and 2009. A copy of the presentation is furnished as Exhibit 99.3 hereto.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

	Exhibit No.	Description

	10.5	Stock Pledge Agreement, dated January 29, 2008

	10.6	Charge Over Shares of Gain Dynasty Investments Limited dated January 25, 2008

	10.7	Charge Over Shares of Fine Lake International Limited, dated January 25, 2008

	10.8	Share Charge Over Shares of Pilpol (HK) Biological Limited, dated January 29, 2008

	10.9	Share Charge Over Shares of Olympic Forward Trading Company dated January 29, 2008

	99.2	Press Release dated January 30, 2008.

	99.3	Investor Presentation of China Water and Drinks, Inc. dated November 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA WATER & DRINKS INC.

By:	/s/ Xu Hong Bin
Name: Xu Hong Bin Title: President

Dated: January 30, 2008